UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

FINTECH ECOSYSTEM DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Springhouse Drive, Suite 204, Collegeville, PA	19426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 226-8101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one shares of Class A common stock, one right and one-half of one redeemable warrant	FEXDU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FEXDW	The Nasdaq Capital Market
Rights included as part of the units	FEXDR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below is hereby incorporated by reference in this Item 3.02.

Item 7.01 Regulation FD Disclosure

On January 20, 2023, Fintech Ecosystem Development Corp. (the “Company”) issued a press release announcing the time by which FEXD has to consummate has been extended from January 21, 2023 until April 21, 2023.

The Company hereby furnishes the information in this Item 7.01, including Exhibit 99.1 attached hereto. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the Securities and Exchange Commission (the “SEC”) shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01. Other Events.

On January 20, 2023, Fintech Ecosystem Development Corp. (the “Company”) consummated the private placement of 1,150,000 warrants at a price of $1.00 per warrant (the “New Warrants”), generating total proceeds of $1,150,000 (the “Private Placement”). The New Warrants were purchased by Revofast LLC (the “Sponsor”), the Company’s sponsor, and are substantially similar to the warrants issued to the Sponsor at the time of the Company’s initial public offering in October 2021 (the “IPO”). The New Warrants have been issued pursuant to, and are governed by, the Warrant Agreement that the Company entered into on October 19, 2022. Similar to the private placement warrants issued at the time of the IPO, the New Warrants will not be transferable, assignable or salable until 30 days after FEXD’s initial business combination and, unlike such private placement warrants, are not redeemable by FEXD at any time (including following transfer by the Sponsor or its permitted transferees).

The proceeds received by the Company in connection with the issuance of the New Warrants have been deposited in the trust account (the “Trust Account”) established at the time of the IPO. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the deposit of such proceeds into the Trust Account on or prior to January 21, 2023 will extend by three months the time the Company will have to consummate an initial business combination.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of the Company dated January 20, 2023 announcing the extension
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2023

FINTECH ECOSYSTEM DEVELOPMENT CORP.

By:	/s/ Saiful Khandaker
Name:	Saiful Khandaker
Title:	Chief Executive Officer